Exhibit 99.2

LANNETT COMPANY, INC.

FISCAL YEAR 2015

RECONCILIATION OF GAAP REPORTED TO NON-GAAP ADJUSTED INFORMATION

(In thousands, except share and per share data)

	Three months ended				Three months ended				Three months ended				Three months ended
	September 30,				December 31,				March 31,				June 30,
	GAAP			Non-GAAP	GAAP			Non-GAAP	GAAP			Non-GAAP	GAAP			Non-GAAP
	Reported	Adjustments		Adjusted	Reported	Adjustments		Adjusted	Reported	Adjustments		Adjusted	Reported	Adjustments		Adjusted
	2014	2014		2014	2014	2014		2014	2015	2015		2015	2015	2015		2015

Net sales	$93,387	$—		$93,387	$114,822	$—		$114,822	$99,352	$—		$99,352	$99,276	$—		$99,276
Cost of sales	21,800	—		21,800	27,600	—		27,600	23,694	—		23,694	27,250	(140	)(a)	27,110
Amortization of intangibles	20	(20	)(b)	—	21	(21	)(b)	—	20	(20	)(b)	—	76	(76	)(b)	—
Gross profit	71,567	20		71,587	87,201	21		87,222	75,638	20		75,658	71,950	216		72,166
Operating expenses:
Research and development expenses	6,363	—		6,363	7,836	—		7,836	9,159	—		9,159	6,984	—		6,984
Selling, general, and administrative expenses	10,483	—		10,483	10,823	—		10,823	11,617	—		11,617	12,283	—		12,283
Acquisition-related expenses	70	(70	)(c)	—	1,999	(1,999	)(c)	—	587	(587	)(c)	—	1,665	(1,665	)(c)	—
Total operating expenses	16,916	(70)		16,846	20,658	(1,999)		18,659	21,363	(587)		20,776	20,932	(1,665)		19,267
Operating income	54,651	90		54,741	66,543	2,020		68,563	54,275	607		54,882	51,018	1,881		52,899
Other income (loss)	99	—		99	713	—		713	(42)	—		(42)	165	—		165
Income before income tax	54,750	90		54,840	67,256	2,020		69,276	54,233	607		54,840	51,183	1,881		53,064
Income tax expense	19,800	33	(d)	19,833	22,435	697	(d)	23,132	17,973	198	(d)	18,171	17,222	637	(d)	17,859
Net income	34,950	57		35,007	44,821	1,323		46,144	36,260	409		36,669	33,961	1,244		35,205
Less: Net income attributable to noncontrolling interest	18	—		18	10	—		10	27	—		27	18	—		18
Net income attributable to Lannett Company, Inc.	$34,932	$57		$34,989	$44,811	$1,323		$46,134	$36,233	$409		$36,642	$33,943	$1,244		$35,187

Earnings per common share attributable to Lannett Company, Inc.
Basic	$0.98			$0.98	$1.26			$1.29	$1.01			$1.02	$0.94			$0.97
Diluted	$0.94			$0.95	$1.21			$1.24	$0.97			$0.98	$0.91			$0.94

Weighted average common shares outstanding:
Basic	35,597,931			35,597,931	35,669,904			35,669,904	35,880,954			35,880,954	36,164,719			36,164,719
Diluted	36,972,646			36,972,646	37,074,024			37,074,024	37,210,138			37,210,138	37,321,633			37,321,633

	Six months ended				Nine months ended				Twelve months ended
	December 31,				March 31,				June 30,
	GAAP			Non-GAAP	GAAP			Non-GAAP	GAAP			Non-GAAP
	Reported	Adjustments		Adjusted	Reported	Adjustments		Adjusted	Reported	Adjustments		Adjusted
	2014	2014		2014	2015	2015		2015	2015	2015		2015

Net sales	$208,209	$—		$208,209	$307,561	$—		$307,561	$406,837	$—		$406,837
Cost of sales	49,400	—		49,400	73,094	—		73,094	100,344	(140	)(a)	100,204
Amortization of intangibles	41	(41	)(b)	—	61	(61	)(b)	—	137	(137	)(b)	—
Gross profit	158,768	41		158,809	234,406	61		234,467	306,356	277		306,633
Operating expenses:
Research and development expenses	14,199	—		14,199	23,358	—		23,358	30,342	—		30,342
Selling, general, and administrative expenses	21,306	—		21,306	32,923	—		32,923	45,206	—		45,206
Acquisition-related expenses	2,069	(2,069	)(c)	—	2,656	(2,656	)(c)	—	4,321	(4,321	)(c)	—
Total operating expenses	37,574	(2,069)		35,505	58,937	(2,656)		56,281	79,869	(4,321)		75,548
Operating income	121,194	2,110		123,304	175,469	2,717		178,186	226,487	4,598		231,085
Other income	812	—		812	770	—		770	935	—		935
Income before income tax	122,006	2,110		124,116	176,239	2,717		178,956	227,422	4,598		232,020
Income tax expense	42,235	730	(d)	42,965	60,208	928	(d)	61,136	77,430	1,565	(d)	78,995
Net income	79,771	1,380		81,151	116,031	1,789		117,820	149,992	3,033		153,025
Less: Net income attributable to noncontrolling interest	28	—		28	55	—		55	73	—		73
Net income attributable to Lannett Company, Inc.	$79,743	$1,380		$81,123	$115,976	$1,789		$117,765	$149,919	$3,033		$152,952

Earnings per common share attributable to Lannett Company, Inc.
Basic	$2.24			$2.28	$3.25			$3.30	$4.18			$4.27
Diluted	$2.15			$2.19	$3.13			$3.18	$4.04			$4.12

Weighted average common shares outstanding:
Basic	35,633,917			35,633,917	35,715,061			35,715,061	35,827,167			35,827,167
Diluted	37,025,667			37,025,667	37,082,138			37,082,138	37,127,117			37,127,117

(a) To exclude amortization of a fair value step-up in inventory related to the acquisition of Silarx Pharmaceuticals, Inc.

(b) To exclude amortization of purchased intangible assets primarily related to the acquisition of Silarx Pharmaceuticals, Inc. and other purchased intangibles

(c) To exclude acquisition-related expenses primarily related to the completed acquisition of Silarx Pharmaceuticals Inc., the pending acquisition of Kremers Urban Pharmaceuticals Inc., and other prospective acquisitions

(d) The tax effect of the pre-tax adjustments included above at applicable tax rates

LANNETT COMPANY, INC.

FISCAL YEAR 2014

RECONCILIATION OF GAAP REPORTED TO NON-GAAP ADJUSTED INFORMATION

(In thousands, except share and per share data)

	Three months ended				Three months ended				Three months ended				Three months ended
	September 30,				December 31,				March 31,				June 30,
	GAAP			Non-GAAP	GAAP			Non-GAAP	GAAP			Non-GAAP	GAAP			Non-GAAP
	Reported	Adjustments		Adjusted	Reported	Adjustments		Adjusted	Reported	Adjustments		Adjusted	Reported	Adjustments		Adjusted
	2013	2013		2013	2013	2013		2013	2014	2014		2014	2014	2014		2014
Net sales	$45,829	$—		$45,829	$67,326	$—		$67,326	$79,997	$—		$79,997	$80,619	$—		$80,619
Cost of sales	23,953	—		23,953	25,817	—		25,817	23,398	—		23,398	24,671	—		24,671
Amortization of intangibles	470	(470	)(a)	—	467	(467	)(a)	—	467	(467	)(a)	—	20	(20	)(a)	—
JSP contract renewal cost	20,100	(20,100	)(b)	—	—	—		—	—	—		—	—	—		—
Gross profit	1,306	20,570		21,876	41,042	467		41,509	56,132	467		56,599	55,928	20		55,948
Operating expenses:
Research and development expenses	4,745	—		4,745	5,785	—		5,785	10,583	—		10,583	6,600	—		6,600
Selling, general, and administrative expenses	7,179	—		7,179	9,890	—		9,890	9,560	—		9,560	11,977	—		11,977
Total operating expenses	11,924	—		11,924	15,675	—		15,675	20,143	—		20,143	18,577	—		18,577
Operating income (loss)	(10,618)	20,570		9,952	25,367	467		25,834	35,989	467		36,456	37,351	20		37,371
Other income	389	—		389	1,025	—		1,025	297	—		297	220	—		220
Income (loss) before income tax	(10,229)	20,570		10,341	26,392	467		26,859	36,286	467		36,753	37,571	20		37,591
Income tax expense (benefit)	(4,242)	7,639	(c)	3,397	9,800	178	(c)	9,978	13,280	178	(c)	13,458	14,019	33	(c)	14,052
Net income (loss)	(5,987)	12,931		6,944	16,592	289		16,881	23,006	289		23,295	23,552	(13)		23,539
Less: Net income attributable to noncontrolling interest	8	—		8	26	—		26	11	—		11	17	—		17
Net income (loss) attributable to Lannett Company, Inc.	$(5,995)	$12,931		$6,936	$16,566	$289		$16,855	$22,995	$289		$23,284	$23,535	$(13)		$23,522

Earnings (loss) per common share attributable to Lannett Company, Inc.
Basic	$(0.20)			$0.23	$0.48			$0.49	$0.66			$0.66	$0.66			$0.66
Diluted	$(0.20)			$0.23	$0.46			$0.46	$0.63			$0.63	$0.64			$0.64

Weighted average common shares outstanding:
Basic	29,586,237			29,586,237	34,677,426			34,677,426	35,025,968			35,025,968	35,413,363			35,413,363
Diluted	29,586,237			30,746,199	36,276,326			36,276,326	36,769,593			36,769,593	36,913,944			36,913,944

	Six months ended				Nine months ended				Twelve months ended
	December 31,				March 31,				June 30,
	GAAP			Non-GAAP	GAAP			Non-GAAP	GAAP			Non-GAAP
	Reported	Adjustments		Adjusted	Reported	Adjustments		Adjusted	Reported	Adjustments		Adjusted
	2013	2013		2013	2014	2014		2014	2014	2014		2014
Net sales	$113,155	$—		$113,155	$193,152	$—		$193,152	$273,771	$—		$273,771
Cost of sales	49,770	—		49,770	73,168	—		73,168	97,839	—		97,839
Amortization of intangibles	937	(937	)(a)	—	1,404	(1,404	)(a)	—	1,424	(1,424	)(a)	—
JSP contract renewal cost	20,100	(20,100	)(b)	—	20,100	(20,100	)(b)	—	20,100	(20,100	)(b)	—
Gross profit	42,348	21,037		63,385	98,480	21,504		119,984	154,408	21,524		175,932
Operating expenses:
Research and development expenses	10,530	—		10,530	21,113	—		21,113	27,713	—		27,713
Selling, general, and administrative expenses	17,069	—		17,069	26,629	—		26,629	38,606	—		38,606
Total operating expenses	27,599	—		27,599	47,742	—		47,742	66,319	—		66,319
Operating income	14,749	21,037		35,786	50,738	21,504		72,242	88,089	21,524		109,613
Other income	1,414	—		1,414	1,711	—		1,711	1,931	—		1,931
Income before income tax	16,163	21,037		37,200	52,449	21,504		73,953	90,020	21,524		111,544
Income tax expense	5,558	7,817	(c)	13,375	18,838	7,995	(c)	26,833	32,857	8,028	(c)	40,885
Net income	10,605	13,220		23,825	33,611	13,509		47,120	57,163	13,496		70,659
Less: Net income attributable to noncontrolling interest	34	—		34	45	—		45	62			62
Net income attributable to Lannett Company, Inc.	$10,571	$13,220		$23,791	$33,566	$13,509		$47,075	$57,101	$13,496		$70,597

Earnings per common share attributable to Lannett Company, Inc.
Basic	$0.33			$0.74	$1.01			$1.42	$1.70			$2.10
Diluted	$0.31			$0.71	$0.97			$1.36	$1.62			$2.01

Weighted average common shares outstanding:
Basic	32,131,831			32,131,831	33,082,460			33,082,460	33,663,589			33,663,589
Diluted	33,561,454			33,561,454	34,586,007			34,586,007	35,193,376			35,193,376

(a) To exclude amortization of purchased intangible assets

(b) To exclude the non-recurring cost related to the Jerome Stevens Pharmaceuticals Inc. contract renewal

(c) The tax effect of the pre-tax adjustments included above at applicable tax rates